                                                                    EXHIBIT 99.2


As corrected for the fourth quarter diluted earnings per share calculation the Consolidated Statements of Operations are as follows:

                       VALUE CITY DEPARTMENT STORES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               Thirteen Weeks Ended                 Fifty-two Weeks Ended
                                                          ------------------------------        ------------------------------
                                                          February 1,        February 2,        February 1,        February 2,
                                                                 2003               2002               2003               2002
                                                          -----------        -----------        -----------        -----------
                                                          (Unaudited)        (Unaudited)

Net sales, excluding sales
     of licensed departments                              $   678,755        $   632,884        $ 2,450,719        $ 2,283,878
Cost of sales                                                 422,520            409,414          1,514,629          1,429,455
------------------------------------------------------------------------------------------------------------------------------
Gross profit                                                  256,235            223,470            936,090            854,423
Selling, general and
     administrative expenses                                  239,057            239,753            909,573            888,734
License fees from affiliates                                      638              5,385              2,628             12,228
Other operating income                                            917              1,492              4,777              5,739
------------------------------------------------------------------------------------------------------------------------------
Operating profit (loss)                                        18,733             (9,406)            33,922            (16,344)
Interest expense, net                                           9,527              4,610             32,493             28,510
------------------------------------------------------------------------------------------------------------------------------
Income (loss) before equity in loss of joint
     venture, extraordinary item, cumulative
     effect of accounting change
     and income taxes                                           9,206            (14,016)             1,429            (44,854)
Equity in loss of joint venture                                  --                2,047               --                 (406)
------------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item,
     cumulative effect of accounting change
     and income taxes                                           9,206            (11,969)             1,429            (45,260)
(Provision) benefit for income taxes                           (3,874)             3,294               (944)            16,537
------------------------------------------------------------------------------------------------------------------------------
Income (loss) before extraordinary item
     and cumulative effect of accounting
     change                                                     5,332             (8,675)               485            (28,723)
Extraordinary (charge), net of
     income taxes                                                --                 --               (2,070)              --
Cumulative effect of accounting change,
     net of income taxes                                         --                 --               (2,080)              --
------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $     5,332        $    (8,675)       $    (3,665)       $   (28,723)
==============================================================================================================================


                       VALUE CITY DEPARTMENT STORES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               Thirteen Weeks Ended                 Fifty-two Weeks Ended
                                                          ------------------------------        ------------------------------
                                                          February 1,        February 2,        February 1,        February 2,
                                                                 2003               2002               2003               2002
                                                          -----------        -----------        -----------        -----------
                                                          (Unaudited)        (Unaudited)

Basic and diluted earnings (loss) per share:
Basic
Income (loss) before extraordinary
     item and cumulative effect of
     accounting change                                    $     0.16         $    (0.26)        $     0.01         $    (0.85)
Extraordinary (charge), net of
     income taxes                                                 --                 --         $    (0.06)                --
Cumulative effect of accounting
     change, net of income taxes                                  --                 --         $    (0.06)                --
------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $     0.16         $    (0.26)        $    (0.11)        $    (0.85)
------------------------------------------------------------------------------------------------------------------------------

Diluted
Income (loss) before extraordinary
     item and cumulative effect of
     accounting change                                    $     0.12         $    (0.26)        $     0.01         $    (0.85)
Extraordinary (charge), net of
     income taxes                                                 --                 --         $    (0.06)                --
Cumulative effect of accounting
     change, net of income taxes                                  --                 --         $    (0.06)                --
------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                         $     0.12         $    (0.26)        $    (0.11)        $    (0.85)
------------------------------------------------------------------------------------------------------------------------------


Comparable store sales:
     Value City Department Stores                              (5.7)%             (1.2)%             (5.1)%             (3.7)%
     DSW Shoe Warehouse                                        (1.5)              (3.0)              (0.1)               0.0
     Filene's Basement                                         (4.1)               3.2                0.3                2.2
------------------------------------------------------------------------------------------------------------------------------
Total                                                          (4.8)%             (0.9)%             (3.5)%             (2.4)%
==============================================================================================================================

Store count at end of period:
     Value City Department Stores                                                                     116                117
     DSW Shoe Warehouse                                                                               126                104
     Filene's Basement                                                                                 20                 20
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 262                241
------------------------------------------------------------------------------------------------------------------------------
